RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2021

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Senior Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating (loss) income (attributable) available to RenaissanceRe common shareholders,” “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 through 23 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Highlights
Gross premiums written	$2,652,442	$935,514	$1,143,058	$1,701,872	$2,025,721
Underwriting (loss) income	$(35,760)	$(151,655)	$(206,072)	$217,137	$64,079

Net investment income	$79,804	$81,717	$83,543	$89,305	$99,473
Net realized and unrealized (losses) gains on investments	(345,563)	258,745	224,208	448,390	(110,707)
Total investment result	$(265,759)	$340,462	$307,751	$537,695	$(11,234)

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(290,934)	$189,812	$47,799	$575,845	$(81,974)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$4,395	$(77,122)	$(131,724)	$190,076	$33,410

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(5.87)	$3.75	$0.94	$12.64	$(1.89)
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(5.87)	$3.74	$0.94	$12.63	$(1.89)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.09	$(1.59)	$(2.64)	$4.06	$0.76
Book value per common share	$131.15	$138.46	$135.13	$134.27	$117.15
Tangible book value per common share (1)	$125.73	$133.09	$129.60	$128.71	$110.69
Tangible book value per common share plus accumulated dividends (1)	$148.17	$155.17	$151.33	$150.09	$131.72
Change in tangible book value per common share plus change in accumulated dividends (1)	(5.3)%	3.0%	1.0%	16.6%	(2.6)%

Financial ratios
Combined ratio	103.1%	114.7%	120.6%	78.5%	93.0%
Return on average common equity - annualized	(17.1)%	10.9%	2.8%	38.5%	(6.3)%
Operating return on average common equity - annualized (1)	0.3%	(4.4)%	(7.7)%	12.7%	2.6%
Total investment return - annualized	(4.9)%	6.6%	6.2%	11.8%	(0.1)%
(1)    See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenues
Gross premiums written	$2,652,442	$935,514	$1,143,058	$1,701,872	$2,025,721
Net premiums written	$1,824,083	$746,311	$899,411	$1,180,803	$1,269,808
(Increase) decrease in unearned premiums	(670,247)	282,774	100,772	(170,707)	(356,710)
Net premiums earned	1,153,836	1,029,085	1,000,183	1,010,096	913,098
Net investment income	79,804	81,717	83,543	89,305	99,473
Net foreign exchange (losses) gains	(22,788)	23,270	17,426	(7,195)	(5,728)
Equity in (losses) earnings of other ventures	(5,558)	(1,868)	5,457	9,041	4,564
Other income (loss)	2,171	4,374	1,476	(1,201)	(4,436)
Net realized and unrealized (losses) gains on investments	(345,563)	258,745	224,208	448,390	(110,707)
Total revenues	861,902	1,395,323	1,332,293	1,548,436	896,264
Expenses
Net claims and claim expenses incurred	867,051	901,353	942,030	510,272	570,954
Acquisition expenses	267,234	238,283	215,180	233,610	210,604
Operational expenses	55,311	41,104	49,045	49,077	67,461
Corporate expenses	10,405	21,031	48,050	11,898	15,991
Interest expense	11,912	11,841	11,843	11,842	14,927
Total expenses	1,211,913	1,213,612	1,266,148	816,699	879,937
(Loss) income before taxes	(350,011)	181,711	66,145	731,737	16,327
Income tax benefit (expense)	19,516	9,923	8,244	(29,875)	8,846
Net (loss) income	(330,495)	191,634	74,389	701,862	25,173
Net loss (income) attributable to redeemable noncontrolling interests	46,850	5,467	(19,301)	(118,728)	(98,091)
Net (loss) income attributable to RenaissanceRe	(283,645)	197,101	55,088	583,134	(72,918)
Dividends on preference shares	(7,289)	(7,289)	(7,289)	(7,289)	(9,056)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(290,934)	$189,812	$47,799	$575,845	$(81,974)

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(5.87)	$3.75	$0.94	$12.64	$(1.89)
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(5.87)	$3.74	$0.94	$12.63	$(1.89)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.09	$(1.59)	$(2.64)	$4.06	$0.76

Return on average common equity - annualized	(17.1)%	10.9%	2.8%	38.5%	(6.3)%
Operating return on average common equity - annualized (1)	0.3%	(4.4)%	(7.7)%	12.7%	2.6%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Assets
Fixed maturity investments trading, at fair value	$13,309,234	$13,506,503	$13,391,318	$12,495,135	$11,045,801
Short term investments, at fair value	5,091,143	4,993,735	5,158,961	5,570,804	5,263,242
Equity investments trading, at fair value	503,137	702,617	547,381	470,087	360,444
Other investments, at fair value	1,379,056	1,256,948	1,122,683	1,093,338	1,058,714
Investments in other ventures, under equity method	91,362	98,373	98,990	94,285	90,396
Total investments	20,373,932	20,558,176	20,319,333	19,723,649	17,818,597
Cash and cash equivalents	1,286,661	1,736,813	1,287,378	1,185,844	896,216
Premiums receivable	3,928,122	2,894,631	3,337,120	3,519,965	3,105,441
Prepaid reinsurance premiums	1,229,716	823,582	1,082,270	1,266,203	1,151,926
Reinsurance recoverable	3,160,667	2,926,010	2,883,808	2,774,358	2,765,583
Accrued investment income	62,573	66,743	71,947	70,004	73,496
Deferred acquisition costs and value of business acquired	786,941	633,521	697,346	734,286	739,875
Receivable for investments sold	841,156	568,293	752,936	648,458	341,786
Other assets	318,249	363,170	306,265	298,396	312,523
Goodwill and other intangibles	248,080	249,641	257,437	258,591	260,076
Total assets	$32,236,097	$30,820,580	$30,995,840	$30,479,754	$27,465,519
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$10,953,383	$10,381,138	$9,900,615	$9,365,469	$9,406,707
Unearned premiums	3,833,155	2,763,599	3,276,156	3,549,641	3,245,914
Debt	1,136,783	1,136,265	1,135,740	1,135,216	1,134,695
Reinsurance balances payable	4,254,645	3,488,352	3,915,804	4,094,027	3,775,375
Payable for investments purchased	1,133,787	1,132,538	1,597,893	1,259,116	636,136
Other liabilities	436,437	970,121	391,494	342,014	351,320
Total liabilities	21,748,190	19,872,013	20,217,702	19,745,483	18,550,147
Redeemable noncontrolling interests	3,409,570	3,388,319	3,387,317	3,387,099	3,231,846
Shareholders' Equity
Preference shares	525,000	525,000	525,000	525,000	525,000
Common shares	49,970	50,811	50,810	50,811	44,034
Additional paid-in capital	1,450,627	1,623,206	1,615,328	1,602,738	502,608
Accumulated other comprehensive loss	(12,382)	(12,642)	(2,083)	(3,066)	(1,664)
Retained earnings	5,065,122	5,373,873	5,201,766	5,171,689	4,613,548
Total shareholders' equity attributable to RenaissanceRe	7,078,337	7,560,248	7,390,821	7,347,172	5,683,526
Total liabilities, noncontrolling interests and shareholders' equity	$32,236,097	$30,820,580	$30,995,840	$30,479,754	$27,465,519

Book value per common share	$131.15	$138.46	$135.13	$134.27	$117.15

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended March 31, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$1,616,819	$1,035,623	$2,652,442
Net premiums written	$1,008,460	$815,623	$1,824,083
Net premiums earned	$605,166	$548,670	$1,153,836
Net claims and claim expenses incurred	498,832	368,219	867,051
Acquisition expenses	112,754	154,480	267,234
Operational expenses	35,375	19,936	55,311
Underwriting (loss) income	$(41,795)	$6,035	$(35,760)

Net claims and claim expenses incurred - current accident year	$503,994	$372,089	$876,083
Net claims and claim expenses incurred - prior accident years	(5,162)	(3,870)	(9,032)
Net claims and claim expenses incurred - total	$498,832	$368,219	$867,051

Net claims and claim expense ratio - current accident year	83.3%	67.8%	75.9%
Net claims and claim expense ratio - prior accident years	(0.9)%	(0.7)%	(0.8)%
Net claims and claim expense ratio - calendar year	82.4%	67.1%	75.1%
Underwriting expense ratio	24.5%	31.8%	28.0%
Combined ratio	106.9%	98.9%	103.1%

	Three months ended March 31, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$1,220,526	$805,195	$2,025,721
Net premiums written	$674,581	$595,227	$1,269,808
Net premiums earned	$421,335	$491,763	$913,098
Net claims and claim expenses incurred	144,745	426,209	570,954
Acquisition expenses	85,351	125,253	210,604
Operational expenses	44,007	23,454	67,461
Underwriting income (loss)	$147,232	$(83,153)	$64,079

Net claims and claim expenses incurred - current accident year	$130,844	$426,210	$557,054
Net claims and claim expenses incurred - prior accident years	13,901	(1)	13,900
Net claims and claim expenses incurred - total	$144,745	$426,209	$570,954

Net claims and claim expense ratio - current accident year	31.1%	86.7%	61.0%
Net claims and claim expense ratio - prior accident years	3.3%	—%	1.5%
Net claims and claim expense ratio - calendar year	34.4%	86.7%	62.5%
Underwriting expense ratio	30.7%	30.2%	30.5%
Combined ratio	65.1%	116.9%	93.0%

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$1,616,819	$308,315	$427,765	$1,042,536	$1,220,526
Net premiums written	$1,008,460	$279,773	$378,708	$704,138	$674,581
Net premiums earned	$605,166	$507,141	$516,623	$491,116	$421,335
Net claims and claim expenses incurred	498,832	536,218	590,979	164,005	144,745
Acquisition expenses	112,754	75,032	98,545	94,772	85,351
Operational expenses	35,375	26,160	33,724	31,656	44,007
Underwriting (loss) income	$(41,795)	$(130,269)	$(206,625)	$200,683	$147,232

Net claims and claim expenses incurred - current accident year	$503,994	$661,711	$629,827	$170,614	$130,844
Net claims and claim expenses incurred - prior accident years	(5,162)	(125,493)	(38,848)	(6,608)	13,901
Net claims and claim expenses incurred - total	$498,832	$536,218	$590,979	$164,006	$144,745

Net claims and claim expense ratio - current accident year	83.3%	130.4%	121.9%	34.7%	31.1%
Net claims and claim expense ratio - prior accident years	(0.9)%	(24.7)%	(7.5)%	(1.3)%	3.3%
Net claims and claim expense ratio - calendar year	82.4%	105.7%	114.4%	33.4%	34.4%
Underwriting expense ratio	24.5%	20.0%	25.6%	25.7%	30.7%
Combined ratio	106.9%	125.7%	140.0%	59.1%	65.1%

	Three months ended
Casualty and Specialty Segment	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Gross premiums written	$1,035,623	$627,199	$715,293	$659,336	$805,195
Net premiums written	$815,623	$466,538	$520,703	$476,665	$595,227
Net premiums earned	$548,670	$521,944	$483,560	$518,980	$491,763
Net claims and claim expenses incurred	368,219	365,135	351,052	346,266	426,209
Acquisition expenses	154,480	163,251	116,636	138,837	125,253
Operational expenses	19,936	14,945	15,319	17,422	23,454
Underwriting income (loss)	$6,035	$(21,387)	$553	$16,455	$(83,153)

Net claims and claim expenses incurred - current accident year	$372,089	$368,071	$366,080	$355,064	$426,210
Net claims and claim expenses incurred - prior accident years	(3,870)	(2,936)	(15,028)	(8,798)	(1)
Net claims and claim expenses incurred - total	$368,219	$365,135	$351,052	$346,266	$426,209

Net claims and claim expense ratio - current accident year	67.8%	70.5%	75.7%	68.4%	86.7%
Net claims and claim expense ratio - prior accident years	(0.7)%	(0.5)%	(3.1)%	(1.7)%	—%
Net claims and claim expense ratio - calendar year	67.1%	70.0%	72.6%	66.7%	86.7%
Underwriting expense ratio	31.8%	34.1%	27.3%	30.1%	30.2%
Combined ratio	98.9%	104.1%	99.9%	96.8%	116.9%

5

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended March 31, 2021			Three months ended March 31, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,131,125	$485,694	$1,616,819	$936,190	$284,336	$1,220,526
Net premiums written	$660,120	$348,340	$1,008,460	$477,457	$197,124	$674,581
Net premiums earned	$340,980	$264,186	$605,166	$220,655	$200,680	$421,335
Net claims and claim expenses incurred	334,011	164,821	498,832	(2,201)	146,946	144,745
Acquisition expenses	41,378	71,376	112,754	28,707	56,644	85,351
Operational expenses	28,366	7,009	35,375	35,545	8,462	44,007
Underwriting (loss) income	$(62,775)	$20,980	$(41,795)	$158,604	$(11,372)	$147,232

Net claims and claim expenses incurred - current accident year	$338,475	$165,519	$503,994	$23,382	$107,462	$130,844
Net claims and claim expenses incurred - prior accident years	(4,464)	(698)	(5,162)	(25,583)	39,484	13,901
Net claims and claim expenses incurred - total	$334,011	$164,821	$498,832	$(2,201)	$146,946	$144,745

Net claims and claim expense ratio - current accident year	99.3%	62.7%	83.3%	10.6%	53.5%	31.1%
Net claims and claim expense ratio - prior accident years	(1.3)%	(0.3)%	(0.9)%	(11.6)%	19.7%	3.3%
Net claims and claim expense ratio - calendar year	98.0%	62.4%	82.4%	(1.0)%	73.2%	34.4%
Underwriting expense ratio	20.4%	29.7%	24.5%	29.1%	32.5%	30.7%
Combined ratio	118.4%	92.1%	106.9%	28.1%	105.7%	65.1%

6

Underwriting and Reserves
Gross Premiums Written

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Property Segment
Catastrophe	$1,131,125	$59,120	$179,689	$711,786	$936,190
Other property	485,694	249,195	248,076	330,750	284,336
Property segment gross premiums written	$1,616,819	$308,315	$427,765	$1,042,536	$1,220,526

Casualty and Specialty Segment
General casualty (1)	$343,170	$190,996	$260,265	$206,666	$246,667
Professional liability (2)	314,372	207,437	175,459	222,737	230,487
Financial lines (3)	144,386	122,023	143,455	101,635	147,079
Other (4)	233,695	106,743	136,114	128,298	180,962
Casualty and Specialty segment gross premiums written	$1,035,623	$627,199	$715,293	$659,336	$805,195

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

7

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2021
Property	$1,292,683	$1,333,734	$2,145,953	$4,772,370
Casualty and Specialty	1,801,362	147,822	4,231,829	6,181,013
Total	$3,094,045	$1,481,556	$6,377,782	$10,953,383

December 31, 2020
Property	$1,127,909	$1,617,003	$1,627,541	$4,372,453
Casualty and Specialty	1,651,150	133,843	4,223,692	6,008,685
Total	$2,779,059	$1,750,846	$5,851,233	$10,381,138

September 30, 2020
Property	$1,037,858	$1,752,260	$1,238,478	$4,028,596
Casualty and Specialty	1,625,554	123,001	4,123,464	5,872,019
Total	$2,663,412	$1,875,261	$5,361,942	$9,900,615

June 30, 2020
Property	$1,095,843	$1,650,244	$842,395	$3,588,482
Casualty and Specialty	1,682,299	127,588	3,967,100	5,776,987
Total	$2,778,142	$1,777,832	$4,809,495	$9,365,469

March 31, 2020
Property	$1,096,170	$1,707,754	$958,827	$3,762,751
Casualty and Specialty	1,644,402	105,505	3,894,049	5,643,956
Total	$2,740,572	$1,813,259	$4,852,876	$9,406,707

8

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended March 31, 2021			Three months ended March 31, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052
Incurred claims and claim expenses
Current year	1,221,981	345,898	876,083	790,010	232,956	557,054
Prior years	28,265	37,297	(9,032)	(42,295)	(56,195)	13,900
Total incurred claims and claim expenses	1,250,246	383,195	867,051	747,715	176,761	570,954
Paid claims and claim expenses
Current year	18,069	3,318	14,751	34,310	3,109	31,201
Prior years	622,819	136,331	486,488	635,378	199,092	436,286
Total paid claims and claim expenses	640,888	139,649	501,239	669,688	202,201	467,487
Foreign exchange (1)	(37,113)	(8,889)	(28,224)	(55,669)	(274)	(55,395)
Reserve for claims and claim expenses, end of period	$10,953,383	$3,160,667	$7,792,716	$9,406,707	$2,765,583	$6,641,124
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

9

Managed Joint Ventures and Fee Income
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Management fee income
Joint ventures	$11,128	$8,458	$13,070	$12,190	$11,781
Structured reinsurance products and other	8,774	8,830	8,785	8,739	8,597
Managed funds	8,622	9,490	8,610	6,508	6,418
Total management fee income	28,524	26,778	30,465	27,437	26,796

Performance fee income (loss)
Joint ventures	1,556	(1,984)	(1,842)	6,165	7,828
Structured reinsurance products and other	(1,293)	1,570	(10,414)	7,994	8,375
Managed funds	(4,798)	9,542	175	3,914	2,363
Total performance fee (loss) income (1)	(4,535)	9,128	(12,081)	18,073	18,566
Total fee income	$23,989	$35,906	$18,384	$45,510	$45,362
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

10

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Redeemable noncontrolling interest - DaVinciRe	$39,934	$32,993	$26,616	$(88,374)	$(84,906)
Redeemable noncontrolling interest - Medici	13,443	(13,534)	(33,963)	(13,151)	4,678
Redeemable noncontrolling interest - Vermeer	(6,527)	(13,992)	(11,954)	(17,203)	(17,863)
Net loss (income) attributable to redeemable noncontrolling interests (1)	$46,850	$5,467	$(19,301)	$(118,728)	$(98,091)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Redeemable noncontrolling interest - DaVinciRe	$1,555,714	$1,560,693	$1,594,683	$1,621,300	$1,533,085
Redeemable noncontrolling interest - Medici	737,702	717,999	696,999	682,118	677,283
Redeemable noncontrolling interest - Vermeer	1,116,154	1,109,627	1,095,635	1,083,681	1,021,478
Redeemable noncontrolling interests	$3,409,570	$3,388,319	$3,387,317	$3,387,099	$3,231,846

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
DaVinciRe	71.3%	78.6%	78.6%	78.6%	78.6%
Medici	84.6%	84.3%	88.5%	88.6%	88.8%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

11

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Revenues
Gross premiums written	$342,033	$21,996	$77,866	$222,306	$255,640
Net premiums written	$315,476	$22,266	$78,025	$177,116	$241,641
(Increase) decrease in unearned premiums	(154,894)	120,081	62,486	(58,172)	(135,933)
Net premiums earned	160,582	142,347	140,511	118,944	105,708
Net investment income	8,261	8,848	9,339	11,557	15,087
Net foreign exchange (losses) gains	(590)	149	(511)	8	(1,180)
Net realized and unrealized (losses) gains on investments	(26,798)	3,436	5,439	34,674	18,529
Total revenues	141,455	154,780	154,778	165,183	138,144
Expenses
Net claims and claim expenses incurred	167,543	184,787	171,271	9,829	(13,726)
Acquisition expenses	16,317	3,138	2,384	29,208	30,112
Operational and corporate expenses	11,706	6,955	13,123	11,862	11,889
Interest expense	1,858	1,859	1,859	1,859	1,858
Total expenses	197,424	196,739	188,637	52,758	30,133
(Loss) income before taxes	(55,969)	(41,959)	(33,859)	112,425	108,011
Income tax (expense) benefit	—	(12)	—	(2)	2
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(55,969)	$(41,971)	$(33,859)	$112,423	$108,013

Net claims and claim expenses incurred - current accident year	$181,716	$209,903	$196,188	$14,728	$4,967
Net claims and claim expenses incurred - prior accident years	(14,173)	(25,116)	(24,917)	(4,899)	(18,693)
Net claims and claim expenses incurred - total	$167,543	$184,787	$171,271	$9,829	$(13,726)

Net claims and claim expense ratio - current accident year	113.2%	147.5%	139.6%	12.4%	4.7%
Net claims and claim expense ratio - prior accident years	(8.9)%	(17.7)%	(17.7)%	(4.1)%	(17.7)%
Net claims and claim expense ratio - calendar year	104.3%	129.8%	121.9%	8.3%	(13.0)%
Underwriting expense ratio	17.5%	7.1%	11.0%	34.5%	39.7%
Combined ratio	121.8%	136.9%	132.9%	42.8%	26.7%

12

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Fixed maturity investments trading	$62,933	$66,912	$68,022	$69,943	$73,338
Short term investments	573	1,047	1,611	6,049	12,092
Equity investments trading	1,491	1,628	1,559	1,666	1,551
Other investments
Catastrophe bonds	14,468	13,500	13,626	13,519	14,139
Other	3,801	4,083	2,598	1,107	1,629
Cash and cash equivalents	102	192	441	837	1,504
	83,368	87,362	87,857	93,121	104,253
Investment expenses	(3,564)	(5,645)	(4,314)	(3,816)	(4,780)
Net investment income	79,804	81,717	83,543	89,305	99,473

Net realized and unrealized (losses) gains on:
Fixed maturity investments trading (1)	(261,759)	90,132	78,348	322,711	101,221
Equity investments trading (1)	(67,922)	154,306	119,622	113,506	(151,882)
Other investments
Catastrophe bonds	(19,083)	(9,742)	12,611	4,452	(14,352)
Other	3,201	24,049	13,627	7,721	(45,694)
Net realized and unrealized (losses) gains on investments	(345,563)	258,745	224,208	448,390	(110,707)
Total investment result	$(265,759)	$340,462	$307,751	$537,695	$(11,234)

Total investment return - annualized	(4.9)%	6.6%	6.2%	11.8%	(0.1)%
(1)    Net realized and unrealized (losses) gains on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized (losses) gains on equity investments trading includes the impact of equity futures.

13

Investments
Investment Portfolio - Composition

Type of Investment	March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
U.S. treasuries	$5,107,878	25.1%	$4,960,409	24.1%	$4,350,971	21.4%	$4,258,675	21.6%	$3,915,130	22.0%
Agencies	227,184	1.1%	368,032	1.8%	437,681	2.1%	505,038	2.6%	537,490	3.1%
Non-U.S. government	518,162	2.5%	491,531	2.4%	568,960	2.8%	584,206	3.0%	635,282	3.6%
Non-U.S. government-backed corporate	335,662	1.6%	338,014	1.6%	401,449	2.0%	314,833	1.6%	283,577	1.6%
Corporate	4,289,072	21.1%	4,261,025	20.7%	4,655,765	22.9%	4,428,553	22.5%	3,259,780	18.3%
Agency mortgage-backed	957,563	4.7%	1,113,792	5.4%	1,086,474	5.3%	985,851	5.0%	1,056,272	5.9%
Non-agency mortgage-backed	272,529	1.3%	291,444	1.4%	293,953	1.4%	276,300	1.4%	275,026	1.6%
Commercial mortgage-backed	713,044	3.5%	791,272	3.8%	788,995	3.9%	591,238	3.0%	540,502	3.0%
Asset-backed	888,140	4.4%	890,984	4.3%	807,070	4.0%	550,441	2.8%	542,742	3.1%
Total fixed maturity investments, at fair value	13,309,234	65.3%	13,506,503	65.5%	13,391,318	65.8%	12,495,135	63.5%	11,045,801	62.2%
Short term investments, at fair value	5,091,143	25.0%	4,993,735	24.3%	5,158,961	25.4%	5,570,804	28.2%	5,263,242	29.4%
Total consolidated fixed maturity and short term investments, at fair value	18,400,377	90.3%	18,500,238	89.8%	18,550,279	91.2%	18,065,939	91.7%	16,309,043	91.6%
Equity investments trading, at fair value	503,137	2.5%	702,617	3.4%	547,381	2.7%	470,087	2.4%	360,444	2.0%
Other investments, at fair value	1,379,056	6.8%	1,256,948	6.2%	1,122,683	5.5%	1,093,338	5.5%	1,058,714	5.9%
Total managed investment portfolio	20,282,570	99.6%	20,459,803	99.4%	20,220,343	99.4%	19,629,364	99.6%	17,728,201	99.5%
Investments in other ventures, under equity method	91,362	0.4%	98,373	0.6%	98,990	0.6%	94,285	0.4%	90,396	0.5%
Total investments	$20,373,932	100.0%	$20,558,176	100.0%	$20,319,333	100.0%	$19,723,649	100.0%	$17,818,597	100.0%

14

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020
AAA	$1,859,370	14.0%	$1,915,147	14.2%	$1,972,894	14.7%	$1,392,417	11.1%	$1,590,824	14.4%
AA	7,022,443	52.8%	7,210,622	53.4%	6,721,098	50.2%	6,670,927	53.4%	6,212,689	56.3%
A	1,504,569	11.3%	1,485,463	11.0%	1,777,861	13.3%	1,864,066	14.9%	1,491,504	13.5%
BBB	1,509,280	11.3%	1,538,681	11.4%	1,648,049	12.3%	1,433,297	11.5%	915,375	8.3%
Non-investment grade and not rated	1,413,572	10.6%	1,356,590	10.0%	1,271,416	9.5%	1,134,428	9.1%	835,409	7.5%
Total fixed maturity investments, at fair value	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$572,443	4.3%	$637,418	4.7%	$621,610	4.6%	$638,686	5.1%	$723,397	6.5%
Due after one through five years	5,569,638	41.9%	5,391,122	39.9%	5,749,128	43.0%	5,513,103	44.1%	5,039,456	45.7%
Due after five through ten years	3,786,423	28.4%	3,806,564	28.2%	3,374,898	25.2%	3,312,749	26.6%	2,612,031	23.7%
Due after ten years	549,453	4.1%	583,908	4.3%	669,190	5.0%	626,768	5.0%	256,375	2.3%
Mortgage-backed securities	1,943,137	14.6%	2,196,507	16.3%	2,169,422	16.2%	1,853,388	14.8%	1,871,800	16.9%
Asset-backed securities	888,140	6.7%	890,984	6.6%	807,070	6.0%	550,441	4.4%	542,742	4.9%
Total fixed maturity investments, at fair value	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%	$11,045,801	100.0%

15

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
March 31, 2021	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$5,091,143	$5,091,143	0.1%	$5,070,274	$4,686	$11,169	$2,135	$2,703	$176
		100.0%		99.6%	0.1%	0.2%	—%	0.1%	—%
Fixed maturity investments
U.S. treasuries	5,134,561	5,107,878	0.7%	—	5,107,878	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	66,016	63,787	1.3%	—	63,787	—	—	—	—
Other agencies	165,843	163,397	1.5%	—	163,397	—	—	—	—
Total agencies	231,859	227,184	1.4%	—	227,184	—	—	—	—
Non-U.S. government	522,411	518,162	1.0%	327,980	149,009	17,524	22,068	1,581	—
Non-U.S. government-backed corporate	337,967	335,662	1.2%	135,942	173,922	10,848	7,338	5,644	1,968
Corporate	4,225,023	4,289,072	2.5%	76,940	161,869	1,446,018	1,410,658	1,137,879	55,708
Mortgage-backed
Residential mortgage-backed
Agency securities	955,262	957,563	1.7%	—	957,563	—	—	—	—
Non-agency securities	267,591	272,529	3.0%	64,642	13,424	2,520	7,170	133,512	51,261
Total residential mortgage-backed	1,222,853	1,230,092	2.0%	64,642	970,987	2,520	7,170	133,512	51,261
Commercial mortgage-backed	699,472	713,044	1.8%	557,036	120,566	5,392	24,347	2,528	3,175
Total mortgage-backed	1,922,325	1,943,136	1.9%	621,678	1,091,553	7,912	31,517	136,040	54,436
Asset-backed
Collateralized loan obligations	795,020	797,409	1.8%	612,855	108,905	20,395	37,644	7,993	9,617
Other	89,819	90,731	0.8%	83,975	2,123	1,872	55	1,279	1,427
Total asset-backed	884,839	888,140	1.7%	696,830	111,028	22,267	37,699	9,272	11,044
Total securitized assets	2,807,164	2,831,276	1.8%	1,318,508	1,202,581	30,179	69,216	145,312	65,480
Total fixed maturity investments	13,258,985	13,309,234	1.6%	1,859,370	7,022,443	1,504,569	1,509,280	1,290,416	123,156
		100.0%		14.0%	52.8%	11.3%	11.3%	9.7%	0.9%
Total consolidated fixed maturity and short term investments, at fair value	$18,350,128	$18,400,377	1.2%	$6,929,644	$7,027,129	$1,515,738	$1,511,415	$1,293,119	$123,332
		100.0%		37.8%	38.2%	8.2%	8.2%	7.0%	0.7%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P"). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

16

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total investment result
Net investment income	$79,804	$81,717	$83,543	$89,305	$99,473
Net realized and unrealized (losses) gains on investments	(345,563)	258,745	224,208	448,390	(110,707)
Total investment result	$(265,759)	$340,462	$307,751	$537,695	$(11,234)

Retained total investment result (1)
Retained net investment income	$62,598	$64,250	$64,971	$67,189	$72,603
Retained net realized and unrealized (losses) gains on investments	(318,688)	258,293	201,699	418,046	(113,261)
Retained total investment result	$(256,090)	$322,543	$266,670	$485,235	$(40,658)
(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,400,377	$18,500,238	$18,550,279	$18,065,939	$16,309,043
Weighted average yield to maturity of fixed maturity and short term investments	1.2%	0.9%	1.0%	1.1%	1.5%
Average duration of fixed maturities and short term investments, in years	2.9	2.9	2.9	2.9	2.8
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$12,736,000	$13,219,754	$13,046,376	$12,703,423	$11,124,214
Weighted average yield to maturity of retained fixed maturity and short term investments	1.5%	1.2%	1.3%	1.4%	1.9%
Average duration of retained fixed maturities and short term investments, in years	3.7	3.6	3.7	3.7	3.5
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

17

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(290,934)	$189,812	$47,799	$575,845	$(81,974)
Amount allocated to participating common shareholders (1)	(129)	(2,285)	(582)	(7,593)	(146)
Net (loss) income allocated to RenaissanceRe common shareholders	$(291,063)	$187,527	$47,217	$568,252	$(82,120)
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	49,579	50,022	50,009	44,939	43,441
Per common share equivalents of non-vested shares	—	89	85	64	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	49,579	50,111	50,094	45,003	43,441
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(5.87)	$3.75	$0.94	$12.64	$(1.89)
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(5.87)	$3.74	$0.94	$12.63	$(1.89)
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

18

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating (Loss) Income (Attributable) Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to "operating (loss) income (attributable) available to RenaissanceRe common shareholders"; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to "operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized." Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

19

Comments on Regulation G

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(290,934)	$189,812	$47,799	$575,845	$(81,974)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	326,480	(268,487)	(211,597)	(443,938)	96,355
Adjustment for net foreign exchange losses (gains)	22,788	(23,270)	(17,426)	7,195	5,728
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	135	7,346	33,916	2,279	4,423
Adjustment for income tax (benefit) expense (2)	(19,965)	7,723	5,058	21,223	(4,141)
Adjustment for net (loss) income (attributable) available to redeemable noncontrolling interests (3)	(34,109)	9,754	10,526	27,472	13,019
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$4,395	$(77,122)	$(131,724)	$190,076	$33,410

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(5.87)	$3.74	$0.94	$12.63	$(1.89)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	6.59	(5.36)	(4.22)	(9.86)	2.22
Adjustment for net foreign exchange losses (gains)	0.46	(0.46)	(0.35)	0.16	0.13
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	0.15	0.68	0.05	0.10
Adjustment for income tax (benefit) expense (2)	(0.40)	0.15	0.10	0.47	(0.10)
Adjustment for net (loss) income (attributable) available to redeemable noncontrolling interests (3)	(0.69)	0.19	0.21	0.61	0.30
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.09	$(1.59)	$(2.64)	$4.06	$0.76

Return on average common equity - annualized	(17.1)%	10.9%	2.8%	38.5%	(6.3)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	19.2%	(15.4)%	(12.4)%	(29.7)%	7.5%
Adjustment for net foreign exchange losses (gains)	1.4%	(1.3)%	(1.0)%	0.5%	0.4%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—%	0.4%	2.0%	0.2%	0.3%
Adjustment for income tax (benefit) expense (2)	(1.2)%	0.4%	0.3%	1.4%	(0.3)%
Adjustment for net (loss) income (attributable) available to redeemable noncontrolling interests (3)	(2.0)%	0.6%	0.6%	1.8%	1.0%
Operating return on average common equity - annualized	0.3%	(4.4)%	(7.7)%	12.7%	2.6%
(1)    Included in the three months ended September 30, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

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Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Book value per common share	$131.15	$138.46	$135.13	$134.27	$117.15
Adjustment for goodwill and other intangibles (1)	(5.42)	(5.37)	(5.53)	(5.56)	(6.46)
Tangible book value per common share	125.73	133.09	129.60	128.71	110.69
Adjustment for accumulated dividends	22.44	22.08	21.73	21.38	21.03
Tangible book value per common share plus accumulated dividends	$148.17	$155.17	$151.33	$150.09	$131.72

Quarterly change in book value per common share	(5.3)%	2.5%	0.6%	14.6%	(2.8)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(5.3)%	3.0%	1.0%	16.6%	(2.6)%
Year to date change in book value per common share	(5.3)%	14.9%	12.1%	11.4%	(2.8)%
Year to date change in tangible book value per common share plus change in accumulated dividends	(5.3)%	17.9%	14.6%	13.5%	(2.6)%
(1)     At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, goodwill and other intangibles included $22.7 million, $23.0 million, $23.2 million, $23.5 million and $24.2 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Net investment income	$79,804	$81,717	$83,543	$89,305	99,473
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(17,206)	(17,467)	(18,572)	(22,116)	$(26,870)
Retained net investment income	62,598	64,250	64,971	67,189	72,603

Net realized and unrealized (losses) gains on investments	(345,563)	258,745	224,208	448,390	(110,707)
Adjustment for net realized and unrealized (gains) losses on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	26,875	(452)	(22,509)	(30,344)	(2,554)
Retained net realized and unrealized (losses) gains on investments	(318,688)	258,293	201,699	418,046	(113,261)

Total investment result	(265,759)	340,462	307,751	537,695	(11,234)
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	9,669	(17,919)	(41,081)	(52,460)	(29,424)
Retained total investment result	$(256,090)	$322,543	$266,670	$485,235	$(40,658)

22

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Fixed maturity investments, at fair value	$13,309,234	$13,506,503	$13,391,318	$12,495,135	$11,045,801
Short term investments, at fair value	5,091,143	4,993,735	5,158,961	5,570,804	5,263,242
Total consolidated fixed maturity and short term investments, at fair value	$18,400,377	$18,500,238	$18,550,279	$18,065,939	$16,309,043
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,664,377)	(5,280,484)	(5,503,903)	(5,362,516)	(5,184,829)
Retained fixed maturity and short term investments, at fair value	$12,736,000	$13,219,754	$13,046,376	$12,703,423	$11,124,214

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